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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 January 1, 1999
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                        (Date of earliest event reported)


                     Peoples Heritage Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)


           Maine                        0-16947                  01-0437984
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


P.O. Box 9540, One Portland Square, Portland, Maine              04112-9540
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     (Address of principal executive offices)                    (Zip Code)


                                 (207) 761-8500
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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   (Former name, former address and former fiscal year, if changed since last report)




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ITEM 5.           OTHER EVENTS

         On January 1, 1999, following receipt of all required regulatory and stockholder approvals, Peoples Heritage Financial Group, Inc. ("PHFG") completed the acquisition SIS Bancorp, Inc. ("SIS") pursuant to the Agreement and Plan of Merger, dated as of July 20, 1998, as amended, among PHFG, Peoples Heritage Merger Corp. ("PHMC"), a wholly-owned subsidiary of PHFG, and SIS (the "Agreement"). The acquisition was effected by means of the merger of SIS with and into PHMC (the "Merger"). Upon consummation of the Merger, each share of common stock, $0.01 par value per share, of SIS (the "SIS Common Stock") outstanding immediately prior thereto was converted into the right to receive
2.25 shares of common stock, par value $0.01 per share, of PHFG, including each attached right issued pursuant to the Rights Agreement, dated September 12, 1989, between PHFG and the Rights Agent named therein, with cash in lieu of fractional share interests.

         Other matters related to PHFG's acquisition of SIS are noted below.

         Board of Directors. Upon consummation of the Merger, John M. Naughton, a director of SIS immediately prior to consummation of the Merger, became a member of the Board of Directors of PHFG.

         Executive Officers. Upon consummation of the Merger, F. William Marshall, Jr. became Executive Vice President and Vice Chairman of the Senior Management Committee of PHFG. In connection with the foregoing, PHFG and Mr. Marshall entered into an Employment Agreement, a conformed copy of which is included as Exhibit 10.1 hereto.

         Subsidiary Merger. Subsequent to consummation of the Merger, Springfield Institution for Savings, one of SIS's two wholly-owned banking subsidiaries, was merged with and into Family Bank, FSB, PHFG's
Massachusetts-based banking subsidiary. Glastonbury Bank & Trust Company, SIS's other wholly-owned banking subsidiary, will be held as an indirect, wholly-owned subsidiary of PHFG.

         For additional information about the Merger and related matters, reference is made to the Registration Statement on Form S-4 (No. 333-65031) filed by PHFG in connection with the Merger on October 2, 1998.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibits are included with this Report:


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                  Exhibit 2.1       Agreement and Plan of Merger, dated as of
                                    July 20, 1998, among PHFG, PHMC and SIS(1)

                  Exhibit 2.2 First Amendment, dated as of September 1, 1998, to Agreement and Plan of Merger among PHFG, PHMC and SIS (2)

                  Exhibit 10.1 Employment Agreement between PHFG and F. William Marshall, Jr.

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         (1)      Incorporated by reference to the Current Report on Form 8-K filed by PHFG on July 24, 1998.

         (2) Incorporated by reference to Annex I to the Prospectus/Proxy Statement contained in the Registration Statement on Form S-4 (No. 333-65031) filed by PHFG on October 2, 1998.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                PEOPLES HERITAGE FINANCIAL GROUP, INC.



                                By: /s/ Peter J. Verrill
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                                    Name: Peter J. Verrill
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Treasurer


Date: January 4, 1999





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